First Quarter 2012 Earnings Conference Call April 26, 2012 Exhibit 99.2

Forward-Looking Statements
2
Certain items in this presentation and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,”
“believes,” “appears,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements in this presentation, including operating ratio goals. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.’s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad
Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.'s filings with the Securities and Exchange Commission, including our
Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-
looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Executive Summary John Giles, President and Chief Executive Officer 3

First quarter 2012 overview
4
Strategic Focus Accomplishments
Organic Growth
External Growth
Financial Flexibility
Revenue increased 15%
• Carloads up 3%
• Average freight revenue per car up  7%
• Non-freight revenue up 30%
Operating income (excl. 45G, impairments & asset sales) up 57%
Adjusted net income   of $0.26 per share
Closed on Wellsboro & Corning Railroad and TransRail North
America (April 2012)
Expect to close on Marquette Rail in May 2012
Redeemed $518 million of 9.25% Senior Notes
• Plan to redeem $74 million of outstanding notes late June 2012
Implemented new $585 million, 7-year credit facility
Increased revolver to $100 million
Note: (1) See page 24 for a reconciliation to GAAP.  Reported operating income up 32%% for Q1 2012 versus Q1 2011.
(2) See page 25 for a reconciliation to GAAP.  Reported net loss of $0.80 per share for Q1 2012.

Commercial Update 5

($in millions)
Q1 2012 revenue up $18.5 million versus Q1 2011.
Strong freight and non-freight revenue growth.
$124.9
$3.0
$3.6
$3.7
$8.3
$143.4
Q1 2011 Volume Rev. Per Car Fuel Surcharge Non-Freight Q1 2012
Freight Revenue up $10.3
First quarter 2012 revenue up 15%
Note: Numbers may not add or recalculate due to rounding.
+15%

First quarter 2012 carloads increased 3%, up 6% excluding coal

Note: Numbers may not add or recalculate due to rounding.
Revenue
Q1 Q1 Q1 2012 vs. Q1 2012 vs.
2011 2012 Q1 2011 Q1 2011
Industrial Products Subtotal 92,669       99,102       7% 12%
Chemicals 24,902       23,905       -4% 3%
Pulp, Paper & Allied Products 17,007       16,536       -3% -5%
Metallic Ores and Metals 16,599       18,906       14% 20%
Waste & Scrap Materials 13,093       13,971       7% 17%
Petroleum 11,316       10,862       -4% 3%
Other 7,055         9,530         35% 43%
Motor Vehicles 2,697         5,392         100% 111%
Agricultural & Food Products Subtotal 44,346       46,443       5% 10%
Agricultural Products 30,710       32,624       6% 11%
Food or Kindred Products 13,636       13,819       1% 6%
Coal 40,745       37,835       -7% -5%
Construction Products Subtotal 31,282       32,361       3% 15%
Non-Metallic Minerals and Products 19,850       18,696       -6% 4%
Forest Products 11,432       13,665       20% 31%
Total 209,042      215,741      3% 10%
Total (excluding coal) 168,297      177,906      6% 12%
"Same Railroad" 209,042      214,081      2% 10%
Carloads

First quarter 2012 average freight revenue per carload up 7%

Change in Average Freight Revenue per Carload
(Versus Prior Year Period)
7.0%
3.9%
Q1 2012 vs. Q1 2011
Reported Excl Fuel Surcharge & Foreign Exchange
Core price increases of ~ 5%

First quarter non-freight revenue up 30%

Note: Numbers may not add or recalculate due to rounding.
Non-freight revenue increase was broad based led by engineering services, demurrage, car repair and switching.
($ millions) Q1 2011 Q1 2012 % Change
Non-Freight Revenue $27.3 $35.6 30%
Non-Freight Revenue Detail:
Engineering Services $3.5 $6.9 96%
Car Storage 5.0                 5.0                 1%
Demurrage 3.6                 5.4                 51%
Car Repair 3.1                 4.7                 50%
Real Estate Lease Income 3.0                 3.3                 9%
Switching 1.8                 2.9                 64%
Car Hire Revenue 0.9                 0.9                 -4%
Other 6.4                 6.5                 2%
Total $27.3 $35.6 30%

2012 Commercial Overview

Growth Component
Opportunity Pipeline
Organic Growth
Over 400 active commercial opportunities
Industrial Development
• Fourteen announcements in Q1
• Two new facilities announced with one already under
construction
• Six plant expansions
• Six new transload facilities announced with two already
moving traffic
Modest GDP growth
Continued headwinds for coal
Stable outlook for 2012 harvest
Favorable outlook for international trade

Operations Update 11

Continued focus on operating ratio improvement

Operating Ratio – excluding 45G benefit, asset sales and impairments improved significantly (590 basis points)
Fuel improved 190 basis points.
Other expenses excluding fuel, severance, restricted stock and life study improved 390 basis points.
Note: (1) See page 24 for a reconciliation to GAAP.
(2) Numbers may not add or recalculate due to rounding.
590 bps
improvement
390 bps
improvement
Q1 2011 Q1 2012
Operating Ratio - Reported 80.6% 77.8%
Gain/Loss on Sale of Assets -0.2% 0.1%
Operating Ratio - excluding asset sales and impairments 80.5% 77.9%
45G Credit 3.3% 0.0%
Operating Ratio - excluding 45G benefit, asset sales and impairments
¹
83.8% 77.9%
Fuel 11.3% 9.4%
Severance / Restricted Stock Amortization 1.3% 2.4%
Asset Life Study 0% -1.2%
Remaining expenses excluding fuel, severance, restricted stock & asset life study 71.2% 67.3%
% of Operating Revenue

Safety trends

26
23
28
25
6
2008 2009 2010 2011 2012
QTD
FRA Reportable Personal
Injuries
1.6
1.8
2.1
1.9
1.9
2008 2009 2010 2011 2012
QTD
Personal Injury (PI) Ratio
Note: RailAmerica includes Canadian railroads and excludes Atlas.
PI ratio rate per 200,000 man hours worked.
FRA = Federal Railroad Administration.
0.77
0.76
0.66
0.85
0.37
2008 2009 2010 2011 2012 QTD
FRA Reportable Train
Accidents
FRA Reportable Train
Accident Ratio
44
34
30
38
4
2008 2009 2010 2011 2012
QTD

Financial Update Clyde Preslar, Chief Financial Officer 14

First quarter 2012 net loss of $0.80 per share due to $1.03 per share of debt retirement costs

Note: Numbers may not add due to rounding.
($ in millions except EPS) Q1 2011 Q1 2012 ($) (%)
Operating revenue $124.9 $143.4 $18.5 15%
Operating expenses (100.7)     (111.6)        (10.8)       (11%)
Operating income $24.2 $31.9 $7.7 32%
Interest expense (18.6)       (13.4)
Other income (loss) 0.5          (81.9)
Income (loss) before taxes $6.2 ($63.5) ($69.6) NM
Provision for income taxes 2.1          (23.3)
Net income (loss) $4.1 ($40.2) ($44.3) NM
EPS  - diluted $0.07 ($0.80)
Change

First quarter 2012 adjusted net income was $0.26 per share

Note: (1) Q1 2012 cash taxes paid were $1.1 million.
(2) Numbers may not add due to rounding.
(In thousands, except per share data)
After Tax Per Share
Net income (loss) ($40,219) ($0.80)
Add:
Amortization of swap termination costs 1,002         0.02
Loss on extinguishment of debt and credit facility 51,938       1.03
Acquisition costs 239            0.00
Adjusted net income $12,961 $0.26
Weighted Average common shares outstanding (diluted) 50,518
Q1 2012

First quarter 2012 detailed results compared to prior year

Note: (1) See page 24 for a reconciliation to GAAP.
(2) Numbers may not add due to rounding.
(in thousands, except carloads and revenue per carload)
Q1 2011
% of
Revenue
Q1 2012
% of
Revenue
($) (%)
Carloads 209,042      215,741   6,699      3%
Average Freight Revenue/Carload $467 $500 $33 7%
Freight revenue $97,635 $107,818 $10,183 10%
Non-freight revenue 27,302       35,624     8,322      30%
Operating revenue $124,937 $143,442 $18,505 15%
Labor & benefits $41,617 33% $45,552 32% $3,935
Equipment rents 8,666         7% 8,396      6% (270)
Purchased services 9,106         7% 10,970     8% 1,864
Diesel fuel 14,167       11% 13,425     9% (742)
Casualties & insurance 2,134         2% 2,879      2% 745
Materials 5,085         4% 6,409      4% 1,324
Joint facilities 2,205         2% 2,591      2% 386
Other expenses 9,933         8% 11,101     8% 1,168
Track maintenace expense reimbursement (4,150)        -3% -          0% 4,150
Loss (gain) on sales of assets 207            0% (163)        0% (370)
Impairment of assets -             0% -          0% -
Depreciation expense 11,764       9% 10,406     7% (1,358)
Operating expenses $100,734 80.6% $111,566 77.8% $10,832 11%
Operating income $24,203 19.4% $31,876 22.2% $7,673 32%
$20,260 16.2% $31,713 22.1% $11,453 57%
Change
Operating income excluding 45G benefit, asset sales and
impairments
(1)

Capital expenditures

Capital Expenditures
Note: Numbers may not add due to rounding.
($ in millions) 2011 2012
Maintenance $7.7 $9.0
Project (non-NECR) 3.8 3.3
NECR High Speed Rail Project * 4.3 0.5
Reported Capex $15.8 $12.8
* Sources of NECR Project Funding $4.3 $0.5
NECR Grant 2.4 0.3
Scrap Sales Related to NECR Project 0.5 0.7
RA Contribution 1.4 (0.5)
First Quarter

Strong capital structure supports organic growth and strategic investments

Capitalization
Note: Numbers may not add due to rounding.
Tender / Refinancing completed in Q1
Remaining Senior Notes callable at 103 in June 2012
($ in millions)
At December
31, 2011
At March 31,
2012
Cash & equivalents $91.0 $98.5
Senior Secured Notes 573.6                71.8
Term Loan B 582.1
Other debt 2.1                     2.0
Total debt $575.7 $655.9
Stockholders equity $680.1 $645.8
Total capitalization $1,255.8 $1,301.7
Total debt / Total capitalization 46% 50%
Net debt / Total capitalization 39% 43%

Annualized cash interest impact of refinancing and June redemption is $0.39 per share

Note: (1) Assumes 37% tax rate.
(2) 1% LIBOR floor.
(3) Excludes non-cash interest savings.
(4) Numbers may not add due to rounding.
($ in millions except EPS)
Pre-tax EPS
(1)
Debt tender / refinancing
Cash interest on $518 million of 9.25% notes tendered $47.9 $0.60
Cash interest on $74 million of 9.25% to be redeemed in June 6.8 0.09
Cash interest on new $585 million term loan at L+300
(2)
(23.4) (0.29)
Total cash interest impact $31.4 $0.39

Q2 and Full Year Estimates

Note: (1) Assumes Marquette closes in  May
($ in millions) Q2 2012 FY 2012
Carload Growth (incl announced acquisitions)
(1)
1% to 3% 3% to 5%
Core Pricing ~ 5% ~ 5%
Non-freight Revenue $'s (incl announced acquisitions)
(1)
$38 to $40 $154 to $158
Operating Ratio (excluding 45G, Asset Sales & Impairments) ~ 78% 77% to 78%
Interest expense:
Interest $8.2 $32.1
Swap loss amortization 1.4 5.3
Original issue discount 0.2 0.8
Deferred loan costs 0.6 2.2
Total $10.4 $40.4
45G credits:
Operating expense benefit $0.0 $0.0
Capital expenditure benefit $0.0 $0.0
Capital expenditures:
Capex excluding 45G & NECR  High Speed Rail Project
(1)
$24 to $27 ~ $76
NECR Project (net of grants & scrap sales) ~ $1 ~ $4
Effective tax rate 37% to 38% 37% to 38%
Cash taxes ~ $1.5 $4 to $5

22

Appendix 23

Operating Income and Operating Ratio Excluding 45G Benefit Reconciliation to GAAP & Operating Income
and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments Reconciliation to GAAP

Note: (1) Numbers may not add due to rounding.
($ in thousands)
Operating revenue $124,937 $143,442
Operating expense 100,734   111,566
Operating income, reported 24,203     31,876
Operating ratio reported 80.6% 77.8%
Less: Benefit from 45G credits (4,150)      3.3% -           0.0%
Operating income excluding 45G Benefit 20,053     31,876
Operating ratio excluding 45G Benefit 83.9% 77.8%
Net (gain) loss on sale of assets 207          -0.2% (163)         0.1%
Impairment of assets -           0.0% -           0.0%
Operating income excluding 45G Benefit, Asset Sales & Impairments $20,260 $31,713
Operating ratio, excluding 45G Benefit, Asset Sales & Impairments 83.8% 77.9%
Q1 2012 Q1 2011
Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments
and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments are supplemental measures of profitability that are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  However, Operating Income Excluding 45G
Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding
45G Benefit, Asset Sales & Impairments have limitations as analytical tools.  They are not measurements of our profitability under GAAP and should not be considered as alternatives to Operating Income or Operating Ratio as measures of profitability.
Operating Income Excluding 45G Benefit and Operating Ratio Excluding 45G Benefit assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit.  Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating
Ratio Excluding 45G Benefit, Asset Sales & Impairments assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit, Asset Sales and Impairments.  The following table sets forth the reconciliation of Operating Income Excluding 45G
Benefit from our Operating Income, Operating Ratio Excluding 45G Benefit from our Operating Ratio, Operating Income Excluding 45G Benefit, Asset
Sales & Impairments from our Operating Income and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments from our Operating Ratio.

Adjusted income from continuing operations reconciliation to GAAP

Note: (1) Numbers may not add due to rounding.
(In thousands, except per share data)
After Tax Per Share After Tax Per Share
Net income (loss) $4,085 $0.07 ($40,219) ($0.80)
Add:
Amortization of swap termination costs 2,243         0.04           1,002         0.02
Loss on extinguishment of debt and credit facility -             -             51,938       1.03
Acquisition costs 44              0.00           239            0.00
Adjusted net income (loss) $6,372 $0.12 $12,961 $0.26
Weighted Average common shares outstanding (diluted) 54,651       50,518
Q1 2011 Q1 2012
Adjusted net income (loss) is a supplemental measure of profitability that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  However, Adjusted net income (loss) has limitations as an analytical tool.  It is not a measurement of our profitability under GAAP and should not be considered as an alternative to Net income (loss) as a measure of profitability.
Adjusted net income (loss) assists us in measuring our performance and profitability of our operations without the impact of transaction costs related to debt and credit facility extinguishment, acquisitions, impairment of assets and swap termination. The following table sets forth the reconciliation of Adjusted net income (loss).

Adjusted EBITDA reconciliation to GAAP

Adjusted EBITDA, is a supplemental measure of liquidity that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted EBITDA has limitations as an analytical tool. It is not a measurement of our cash flows from operating activities under GAAP and should not be considered as an alternative to cash flow from operating activities as a measure of liquidity.
Adjusted EBITDA assists us in monitoring our ability to undertake key investing and financing functions such as making investments, transferring property, paying dividends, and incurring additional indebtedness, which are generally prohibited by the covenants under our senior secured notes unless we meet certain financial ratios and tests.  Adjusted EBITDA represents EBITDA before impairment of assets, equity compensation costs and acquisition costs.  EBITDA, also a non-GAAP financial measure, is defined as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization.
The following tables set forth the reconciliation of Adjusted EBITDA from our cash flow from operating activities (in thousands):
Q1 2011 Q1 2012
Cash flows from operating activities to Adjusted EBITDA Reconciliation:
Net cash provided by operating activities $ 23,123 $ 19,552
Changes in working capital accounts      1,015     16,977
Depreciation and amortization, including amortization of debt issuance costs classified in
interest expense    (12,945)    (11,432)
Amortization of swap termination costs     (3,677)     (1,591)
Net (gain) loss on sale or disposal of properties        (207)         163
Impairment of assets           -
Equity compensation costs     (2,609)     (5,727)
Loss on early extinguishment of notes           -      (82,441)
Deferred income taxes        (615)     24,280
Net income      4,085    (40,219)
Add:
Provision for income taxes      2,067    (23,258)
Interest expense, including amortization costs     18,591     13,411
Depreciation and amortization     11,764     10,406
EBITDA     36,507    (39,660)
Add:
Equity compensation costs      2,609      5,727
Severance - non equity      1,210 -
Loss on early extinguishment of notes           -       82,441
Acquisition costs           72         380
Adjusted EBITDA $ 40,398 $ 48,888

Estimated charges associated with expected June 2012 $74 million senior notes redemption

Note: (1) Numbers may not add due to rounding.
Pre Tax, ($ in millions) Q2 2012
Transaction charges, cash $2.2
Transaction charges, non-cash 3.4
Total transaction charges $5.6
After Tax
(1)
, ($ in millions)
Q2 2012
Transaction charges, cash $1.4
Transaction charges, non-cash 2.1
Total transaction charges
(1)
$3.5
(1) Tax effected at 37%

45G tax credit

Note: (1) Numbers may not add due to rounding.
($ in millions) Q1 Q2 Q3 Q4 FY
2009 Actual
Income Statement Benefit 4.1          4.1          4.5          3.9            16.7
Capital Expenditure Benefit -          -          -          5.2            5.2
2010 Actual
Income Statement Benefit -          -          -          17.6          17.6
Capital Expenditure Benefit -          -          -          4.2            4.2
2011 Actual
Income Statement Benefit 4.2          5.1          3.9          3.6            16.7
Capital Expenditure Benefit -          4.0          -          1.4            5.4
Financial Impact of 45G Credit Assignment

Swap amortization 29 Note: (1) Numbers may not add due to rounding. ($ in millions) 2012 2013 2014 Q1 $1.6 $0.8 $0.2 Q2 $1.4 $0.7 Q3 $1.3 $0.6 Q4 $1.1 $0.5 FY (1) $5.3 $2.5 $0.2